SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2010

FERO INDUSTRIES, INC.

 (Exact name of registrant as specified in its charter)

Colorado	000-53337	01-0884561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
254-16 Midlake Boulevard SE Calgary Alberta, Canada T2X 2X7
(Address of principal executive offices)
(403) 827-7936
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02

NONRELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 10, 2010, the Chief Executive Officer and Chief Financial Officer of Fero Industries, Inc. (the "Registrant" or the "Company"), under authority granted to them by, and with the approval of, the Company’s Board of Directors, concluded that our previously reported financial statements included in our annual report for the year ended June 30, 2010, filed on Form 10-K (“Form 10-K”) with the Securities & Exchange Commission (“SEC”) on October 13, 2010, should no longer be relied upon.

The Company is restating its June 30, 2010 balance sheet to reclassify the Advances from shareholder and Promissory note payable from long term to current liabilities. The Company is restating its statements of operations to reflect the correct number of weighted average number of shares outstanding, which previously did not give retroactive effect to the April 1, 2010 stock dividend. The Company is restating its statement of stockholders’ equity to disclose the correct net loss for the year ended June 30, 2010. The Company is also adjusting its statement of stockholders’ equity to correctly present the stock dividend that occurred on April 15, 2010 (retroactive adjustment). These adjustments had no effect on the results of operations.

The Company is also restating its footnotes to add a subsequent events footnote for the Asset Acquisition Agreement that closed on July 7, 2010.

Annual Report for the Year Ended June 30, 2010

Our Chief Executive Officer and Chief Financial Officer, under authority granted to them by the Board of Directors, discussed all of the foregoing and reviewed it with Madsen & Associates, CPA’s, Inc., our independent registered public accounting firm for the period mentioned above.

The Company anticipates filing corrected financial information for the Form 10-K in a timely manner, but in any event prior to December 13, 2010. However, the time required to complete the restatement cannot be stated with certainty at this time and will depend, in part, upon completion of the audit of the restatement by Madsen & Associates, CPA’s, Inc.

Until we have reissued the restated results for the applicable period discussed above, investors and other users of our filings with the SEC are cautioned not to rely on our financial statements in question, to the extent that they are affected by the accounting issues described above.

Certain statements included in Item 4.02 of this Current Report on Form 8-K, which are not historical facts, are forward-looking statements such as statements about the filing of an amended annual report to reflect the restatement. These forward-looking statements represent our expectations or beliefs and involve certain risks and uncertainties, including those described in our public filings with the SEC; also including, but not limited to, the outcome of the SEC's review process, higher than expected charges after completing the restatement process, and delays in filing an amended annual report for the affected period due to our efforts to complete the restatement. The forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERO INDUSTRIES, INC.
Date: December 13, 2010	By:	/s/ Kyle Schlosser
Kyle Schlosser
President